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                                                                    EXHIBIT 10.1

                               VOTING AGREEMENT

     Voting Agreement, dated as of August 10, 2001 (this "Agreement"), between Buy.com Inc., a Delaware corporation (the "Company"), and Softbank America Inc., Softbank Ventures Inc., Softbank Content Funds LP, Softbank Technology Ventures IV LP, Softbank Technology Advisors Fund LP, Softbank Capital Partners LP, Softbank Capital Advisors Fund LP, Softbank Technology Ventures V LP, Softbank Technology Advisors Fund V LP, Softbank Technology Entrepreneurs Fund V LP and Softbank Capital LP (each a "Holder" and collectively, the "Holders").

                                  WITNESSETH:

     Whereas, the Company, Scott A. Blum, SB Acquisition, Inc. a Delaware corporation ("SB") and SB Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of SB ("Merger Sub"), propose to enter into an Agreement and Plan of Merger to be dated as of the date hereof (the "Merger Agreement;" capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement), pursuant to which Merger Sub will be merged with and into the Company (the "Merger"); and

     Whereas, each Holder, individually or as trustee or custodian, is the beneficial owner of the number and class of shares of the Company's Common Stock (including rights to acquire the Company's Common Stock) set forth opposite such Holder's name on Schedule I to this Agreement (such shares, along with all other shares of capital stock of the Company acquired by each Holder subsequent to the date hereof, are referred to herein collectively as the "Subject Shares"); and

     Whereas, as a condition of its entering into the Merger Agreement, the Company has requested that the Holders agree, and the Holders have agreed, among other things, to vote the Subject Shares and to grant the Company an irrevocable proxy to vote the Subject Shares with respect to the Merger Agreement and the Merger upon the terms and subject to the conditions set forth herein.

     Now, Therefore, in consideration of the premises and the mutual representations, agreements and covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1.   Agreement to Vote Shares.

          (a) Each Holder agrees that, prior to the Expiration Date (as defined in Section 7), at every annual or special meeting of the stockholders of the Company and at every continuation or adjournment thereof, and on every action or approval by written consent of the stockholders of the Company in lieu of any such meeting, in which in either case the Merger Agreement and/or the Merger are being considered or voted on, if the Affirmative Vote of a Majority of the Public Shares votes in favor of the approval and adoption of the Merger
Agreement and approval of the Merger then, each Holder shall cause its Subject Shares to be
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voted in favor of the approval and adoption of the Merger Agreement and approval of the Merger. The Holder may freely vote the Subject Shares on all other matters. For purposes of this Agreement, (i) the term "Public Shares" shall mean all outstanding shares of Common Stock of the Company other than (A) shares beneficially owned by the Holders or their affiliates or any "group" of which any Holder is a member (as such term is defined in Section 13D of the Securities Exchange Act of 1934, as amended) or (B) all of those shares subject to that certain Voting Trust Agreement dated as of October 26, 1999 by and among Scott
A. Blum and the other parties thereto, and all of those shares that are required to be subject thereto pursuant to the terms of such Voting Trust Agreement and
(ii) the term "Affirmative Vote of a Majority of the Public Shares" shall mean the affirmative vote of the holders of a majority of the Public Shares outstanding, provided, that, in order to determine whether the affirmative vote of the holders of a majority of the Public Shares has been cast, Public Shares that are not voted or that are considered broker non-votes shall not be counted.

          (b) If the matters listed in Section 1(a) do not receive the Affirmative Vote of a Majority of the Public Shares, then each Holder shall be entitled to freely vote such Holder's shares on such matters and all other matters.

          (c) Prior to the Expiration Date, the Holder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the preceding paragraph (a).

          (d) No person executing this Agreement who is or becomes during the term hereof a director of the Company, or any successor thereof, makes any agreement or understanding herein in his or her capacity as such director. Each Holder signs solely in his or her capacity as the owner of the Subject Shares.

     2. Irrevocable Proxy. Concurrently with the execution of this Agreement, each Holder is delivering to the Company a proxy with respect to the Subject Shares in the form attached hereto as Exhibit A, which shall be irrevocable to the full extent permitted by law.

     3. Representations and Warranties of the Holder. Each Holder hereby represents and warrants to the Company, severally and not jointly, that:

          (a) this Agreement has been duly executed and delivered by such Holder and is the legal, valid and binding obligation of such Holder;

          (b) no consent of any Governmental Entity, beneficiary, co-trustee or other Person is necessary for the execution, delivery and performance of this Agreement by the Holder;

          (c) such Holder owns the Subject Shares free and clear of any Encumbrance other than this Agreement and does not own, directly or indirectly, any other shares of the Company's Common Stock or any option, warrant or other right to acquire any shares of the Company's Common Stock, other than those set forth on Schedule I;

          (d) such Holder has the present power and right to vote all of the Subject Shares; and

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          (e)  except as provided herein, such Holder has not (i) granted any power-of-attorney or other authorization or interest with respect to any of the Subject Shares, (ii) deposited any of the Subject Shares into a voting trust, or
(iii) entered into any voting agreement or other arrangement with respect to any of the Subject Shares.

     4. Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Holders that:

          (a) this Agreement has been duly executed and delivered by the Company, and is the legal, valid and binding obligation of the Company; and

          (b) no consent of any Governmental Entity, beneficiary, co-trustee or other Person is necessary for the execution, delivery and performance of this Agreement by the Company.

     5. Covenants of the Holders. Each Holder hereby agrees and covenants that:

          (a) during the period between the date hereof and the Expiration Date, any shares of capital stock of the Company (including, without limitation, the Company's Common Stock) that any Holder purchases or with respect to which such Holder otherwise acquires beneficial ownership (including by reason of stock dividends, split-ups, recapitalizations, combinations, exchanges of shares or the like) shall be considered Subject Shares and subject to each of the terms and conditions of this Agreement;

          (b) during the period from the date of this Agreement and continuing until the Expiration Date, the undersigned will not sell, transfer, pledge or otherwise dispose of any of the Subject Shares or any interest therein (including the granting of a proxy to any person) or agree to sell, transfer, pledge or otherwise dispose of any Subject Shares or any interest therein, unless such buyer, transferee, pledgee or other party agrees to be bound by all of the terms of this Agreement and executes a counterpart of this Agreement and a proxy in the form of Exhibit A.

          (c) during the period between the date hereof and the Expiration Date, each Holder agrees that (i) it will not deposit the Subject Shares in a voting trust; and (ii) will not grant a proxy or enter into a voting agreement or similar agreement with respect to any of the Subject Shares; and

          (d) promptly after the request of the Company, each Holder shall cause each certificate of such Holder evidencing the Subject Shares to bear a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE VOTING AGREEMENT DATED AUGUST__, 2001, AS IT MAY BE AMENDED, EXECUTED BY THE REGISTERED HOLDER OF THIS CERTIFICATE, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.

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

     6. Termination. This Agreement shall terminate on the earliest of (a) the Effective Time, (b) the date on which the Merger Agreement is validly terminated and (c) December 31, 2001 (such earliest date being referred to herein as the "Expiration Date").

     7. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, telecopy or by registered or certified mail (postage prepaid, return receipt requested) or by overnight courier to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7):

          if to the Company:

          Buy.com Inc.
          85 Enterprise
          Aliso Viejo, CA  92656
          Facsimile (949) 823-6994
          Attention:  Keven F. Baxter, Esq.

          with a copy to:

          Cooley Godward LLP
          4365 Executive Drive, Suite 1100
          San Diego, CA  92121
          Attn:  Frederick T. Muto, Esq.
          Fax:  (858) 453-3555

          if to the Holder:


          _________________________
          _________________________
          _________________________
          Attn: ___________________
          Fax: ____________________


          with a copy to:

          _________________________
          _________________________
          _________________________
          Attn: ___________________
          Fax: ____________________

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

     8.   Amendments; No Waivers.

          (a) Any provision of this Agreement may be amended or waived prior to the Expiration Date if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and each of the Holders or in the case of a waiver, by the party against whom the waiver is to be effective.

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     9. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

     10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party hereto.

     11. Non-Survival of Representations and Warranties. All representations, warranties and agreements made by the Holders and The Company in this Agreement shall promptly terminate upon the Expiration Date.

     12. Parties in Interest. Nothing in this Agreement is intended to provide any rights or remedies to any Person other than the parties hereto.

     13. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same agreement.

     14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware governing agreements made wholly within the State of Delaware, without reference to the principles of conflict of laws. Any legal action or other legal proceeding relating to this Voting Agreement or the Proxy or the enforcement of any provision of this Voting Agreement or the Proxy shall be brought or otherwise commenced in any state or federal court located in the County of San Diego, California.

     15. Jury Trial Waiver. EACH PARTY HERETO HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT.

     16. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that, in addition to any remedy to which they are entitled at law or in equity, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement

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and to enforce specifically the terms and provisions of this Agreement without the need to post a bond or prove special damages.

     17. Interpretation. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation."

     18. Entire Agreement. This Agreement and the related irrevocable proxy constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior written and oral and all contemporaneous agreements and understandings with respect to the subject matter hereof. Each party acknowledges and agrees that no other party hereto makes any representations or warranties, whether express or implied, other than the express representations and warranties contained herein.

     19. Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     In Witness Whereof, the parties hereto have executed and delivered this
Agreement, or caused this Agreement to be duly executed and delivered by their respective authorized officers, as of the day and year first above written.

Buy.com Inc.


By:  ____________________________
Name: ___________________________
Title: __________________________


                                        THE HOLDERS:


                                        SoftBank America Inc.,
                                        a Delaware corporation


                                        By: ________________________________

                                        Name: ______________________________

                                        Its: _______________________________


                                        SoftBank Ventures Inc.,
                                        a ___________ corporation


                                        By: ________________________________

                                        Name: ______________________________

                                        Its: _______________________________


                                        SoftBank Content Funds LP,
                                        a Delaware limited partnership


                                        By: ________________________________

                                        Name: ______________________________

                                        Its: _______________________________

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

                                        SoftBank Technology Ventures IV LP,
                                        a Delaware limited partnership


                                        By: ________________________________

                                        Name: ______________________________

                                        Its: _______________________________


                                        SoftBank Technology Advisors Fund LP,
                                        a Delaware limited partnership


                                        By: ________________________________

                                        Name: ______________________________

                                        Its: _______________________________


                                        SoftBank Capital Partners LP,
                                        a Delaware limited partnership


                                        By: ________________________________

                                        Name: ______________________________

                                        Its: _______________________________


                                        SoftBank Capital Advisors Fund LP,
                                        a Delaware limited partnership


                                        By: ________________________________

                                        Name: ______________________________

                                        Its: _______________________________

                                        SoftBank Technology Ventures V LP,
                                        a Delaware limited partnership


                                        By: ________________________________

                                        Name: ______________________________

                                        Its: _______________________________


                                        SoftBank Technology Advisors Fund V LP,
                                        a Delaware limited partnership


                                        By: ________________________________

                                        Name: ______________________________

                                        Its: _______________________________


                                        SoftBank Technology Entrepreneurs Fund
                                        V LP,
                                        a Delaware limited partnership


                                        By: ________________________________

                                        Name: ______________________________

                                        Its: _______________________________


                                        SoftBank Capital LP,
                                        a Delaware limited partnership


                                        By: ________________________________

                                        Name: ______________________________

                                        Its: _______________________________

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

                                  SCHEDULE I


                                                     Number of Subject Shares;
                  Holder                              Options, Warrants, Etc.
---------------------------------------------     ------------------------------

SoftBank America Inc.                                       10,741,324
SoftBank Ventures Inc.                                       2,091,356
SoftBank Content Funds LP                                    3,137,025
SoftBank Technology Ventures IV LP                          12,980,426
SoftBank Technology Advisors Fund LP                           248,706
SoftBank Capital Partners LP                                 4,111,073
SoftBank Capital Advisors Fund LP                              118,257
SoftBank Technology Ventures V LP                              792,158
SoftBank Technology Advisors Fund V LP                          21,576
SoftBank Technology Entrepreneurs Fund V LP                     12,979
SoftBank Capital LP                                          4,040,401

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

                                                                       EXHIBIT A

                               IRREVOCABLE PROXY

     The undersigned stockholder of Buy.com Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the full extent permitted by law) appoints and constitutes the Company, and James Roszak and Keven Baxter of the Company in their respective capacities as officers of the Company, and any individuals who shall hereafter succeed to such offices, and the Company, and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of the Company's Common Stock (as described in the Voting Agreement, dated as of August __, 2001 (the "Voting Agreement")) beneficially owned by the undersigned, which shares are listed on the final page of this Irrevocable Proxy, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof or which the undersigned may acquire after the date hereof (collectively, the "Shares"), until such time as the Voting Agreement shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies shall be given.

     This proxy is irrevocable (to the full extent permitted by law), shall be deemed to be coupled with an interest, and is granted in connection with the Voting Agreement and in consideration of the Company entering into the Merger Agreement (as defined in the Voting Agreement). This proxy shall terminate on the Expiration Date (as defined in the Voting Agreement).

     The attorneys and proxies named above shall be empowered at any time prior to termination of the Voting Agreement to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) only to the extent expressly provided in the Voting Agreement.

     Any obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives and permitted successors and assigns of the undersigned.

     If any term or other provision of this proxy is determined to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this proxy shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this proxy so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

     This proxy is irrevocable.

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

     This proxy may not be assigned without the consent of the undersigned stockholder, and any such purported assignment shall be void.

Dated:  August __, 2001

     Signature of Holder: _____________________________________
     Print name of Holder: ____________________________________

Shares beneficially owned:  __________  shares of the Company's Common Stock

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